Merrill Lynch
Global Transportation Conference
June 16, 2004

# Continental Airlines

Please note that the discussion today contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Unless otherwise noted, all statistics are for mainline operations, excluding regional jets.

In this presentation we discuss non-GAAP financial measures such as Cost Per Available Seat Mile excluding special charges. Comparable GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures will be presented at the end of this presentation.

Larry Kellner
President & COO

## Intense Challenges Facing the Industry

- Increased competition, excess supply, weak revenue environment
- High fuel prices
- Burdensome taxes, fees and security costs

# LCCs Expected to Continue Growth Expansion


Domestic Market Share
100%
90%
80%
70%
60%
50%
% of Domestic ASMs
16%
5%
79%
17%
5%
78%
20%
6%
74%
22%
8%
70%
23%
9%
68%
2000
2001
2002
2003
2004E
Network Majors
Regionals
LCCs

Network major airlines include ALK, AMR, CAL, DAL, NWAC, UAIR, and UAL; LCCs include AAI, ATA, AWA, FRNT, JBLU, & LUV
Regionals include AMR Eagle, ASA, ACA, COMAIR, Continental Express, Mesa, Mesaba, Pinnacle, SkyWest & US Express
ASM data derived from information disclosed in SEC filings, news releases, and earnings calls

# Record High Fuel Prices Significantly Impact Pre-Tax Profit


2004 Fuel Volume at Historical Fuel Prices
(Billions)
$2.0
$1.5
$1.0
$0.5
$0.0
$0.7
$1.1
$1.4
$1.7

| | 1998 | 2002 | 2003 | 2004E |
|---|---|---|---|---|
| Average Fuel Price per Gallon (cents) | 46.83 | 69.97 | 87.13 | 107.0 |
| Year | 1998 | 2002 | 2003 | 2004E |

2004E consolidated fuel gallon consumption at respective annual average fuel price per gallon, excluding related fuel taxes.

# Exorbitant Taxes & Fees Levied on the Airline Industry


$14 Billion
$15
$10
$5
$0
($5)
($Billions)
($3) Billion
2004 Estimated
Industry Taxes & Fees
2004 Estimated Industry Loss

Source: Air Transport Association testimony for U.S. House of Representatives Subcommittee on Aviation (Industry Taxes & Fees); Merrill Lynch (Industry Loss)

# Continental's Relative Performance Remains Strong

## Pre-Tax Profit/(Loss) per Available Seat Mile



First Quarter 2004
Industry (0.89)
(Cents)
1.0
0.0
(1.0)
(2.0)
0.32
(0.39)
(0.68)
(1.02)
(1.08)
(1.27)
(1.96)
LUV
AMR
CAL
NWAC
UAL
UAIR
DAL
Last Twelve Months 1Q04
Industry (0.28)
(Cents)
1.0
0.5
0.0
(0.5)
(1.0)
1.00
0.10
(0.18)
(0.28)
(0.45)
(0.62)
(0.97)
LUV
CAL
AMR
NWAC
UAIR
UAL
DAL

Consolidated company data reflected; Excludes certain special items, includes security fee reimbursements

# Globally Well-Balanced

## Mitigates Weak Domestic Environment

### Major U.S. Carriers



100%
90%
80%
70%
60%
50%
% Capacity
Continental
American
Delta
Northwest
United
US Airways
US Domestic
Atlantic
Latin
Pacific

Source : Company Reports

# Best System RASM

## First Quarter 2004
(Length of Haul Adjusted)


Revenue per ASM (cents)
9
8
7
6
5
8.55
8.54
8.45
8.32
7.29
7.09
5.09
Industry 7.61
CAL
UAL
NWAC
AMR
UAIR
DAL
LUV

Length of haul adjusted to CAL's 1Q04 system LOH of 1511
RASM data derived from information disclosed in SEC filings

# Excellent On-Time Performance



1Q04
90%
80%
70%
60%
% Arrivals within 14 minutes
83.2%
82.5%
79.9%
78.0%
77.2%
76.8%
75.5%
74.3%
74.3%
LUV
UAIR
CAL
UAL
DAL
NWAC
ALK
AWA
AMR

%Flights Block to Block Within 0 Min. of Schedule

| LUV | UAIR | CAL | UAL | DAL | NWAC | ALK | AWA | AMR |
|---|---|---|---|---|---|---|---|---|
| 80.2 | 69.8 | 50.8 | 58.9 | 55.5 | 48.3 | 62.7 | 53.3 | 60.1 |

*Top 9 US Carriers (based on 1Q04 revenue passenger miles) shown
Source: D.O.T Air Traffic Consumer Report (% On-Time)
Block to Block % derived from D.O.T. Form 234

# Best in Baggage Delivery

1Q04


Claims Per 1000 Passenger Enplanements
6
5
4
3
2
1
0
3.07
3.16
3.17
3.67
3.76
3.83
4.30
4.95
5.03
CAL
LUV
ALK
AWA
NWAC
UAIR
UAL
AMR
DAL

*Top 9 US Carriers (based on 1Q04 revenue passenger miles) shown
Derived from D.O.T. Air Traffic Consumer Report

# Lowest Cancellation Rate

1Q04



% Flights Cancelled
4%
3%
2%
1%
0%
0.6%
1.2%
1.2%
1.3%
1.5%
1.6%
1.7%
2.5%
3.8%
CAL
UAIR
UAL
LUV
NWAC
DAL
AWA
AMR
ALK

*Top 9 US Carriers (based on 1Q04 revenue passenger miles) shown
Derived from D.O.T. Air Traffic Consumer Report

# Introducing Leisure-Oriented First Class and BusinessFirst Fares

| | Round Trip Fare Summer 2004 |
|---|---|
| Newark Liberty – Los Angeles | $998 |
| Newark Liberty – London Gatwick | $1,500 |
| Newark Liberty – Rome | $1,600 |

Fares do not include taxes and fees.

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**Attention LARRY KELLNER** **Confirmation: ULJOSW**

eliteAccess

Continental Airlines eliteAccess

| | | |
|---|---|---|
| Name: | KELLNER/LARRY | |
| Date: | TUE 15 JUN 2004 | 3 |
| ULJ0SW | | |
| Flight: | CO 50 A | |
| Gate: | **** | Seat: **1E** |
| Depart: | Houston-Bush Intl | 1:15 PM |
| Arrive: | Newark-Liberty Intl | 6:04 PM |
| Board Time: | 12:25 PM | |

**eTicket** Boarding Pass

## Checking bags is simple. Here's how:

1. At an airport ticket counter kiosk, select **Continental.com Bag Drop**.
2. Enter your confirmation **ULJ0SW** and then select your bag quantities.
3. A representative will tag your bags and provide your claim stubs.

*Customers should check bags at least 45 minutes before departure.*

Internet

# Industry Leading Product

### Consistent Customer & Employee Satisfaction

FORTUNE
2004 WORLD'S MOST ADMIRED COMPANIES
Industry Champion – Ranked #1

FORTUNE 100 BEST COMPANIES TO WORK FOR 1999
FORTUNE 100 BEST COMPANIES TO WORK FOR 2000
FORTUNE 100 BEST COMPANIES TO WORK FOR 2001
FORTUNE 100 BEST COMPANIES TO WORK FOR 2002
FORTUNE 100 BEST COMPANIES TO WORK FOR 2003
FORTUNE 100 BEST COMPANIES TO WORK FOR 2004

Six Years in a Row!

AIRLINE OF THE YEAR
AWARDS 2004
OAG™

Jeff Misner
Sr. VP & CFO

# The New Revenue Environment

Domestic Revenue per ASM



RASM (cents)
11
9
7
9.98
8.97
9.02
8.99
1Q01
1Q02
1Q03
1Q04

Domestic Yield & Domestic Load Factor



Yield
Load Factor
Yield (cents)
15
14
13
12
11
Load Factor %
73%
72%
71%
70%
69%
68%

RASM and Yield length of haul adjusted to CAL's 1Q04 domestic LOH 1187

# Continued Focus on Cost Containment



Cost per Available Seat Mile Holding Fuel Rate Constant
Year-Over-Year % Change
4%
2%
0%
(2)%
(4)%
(0.2)%
(2.5)%
(0.5)%
(3.0)%
2001
2002
2003
2004E

Data excludes special items

# 2004 Fuel Costs Estimated to be More than $600 Million Worse Based On Current Forward Curve


$41
$39
$37
$35
$33
$31
$29
$27
$25
$23
WTI $ per Barrel
2004 Actual*
2004 Breakeven**
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

*Actual data for Jun-Dec 2004 based on current forward curve – WTI forward strip as of 5/28/04
**Breakeven scenario established in March 2003
Fuel cost per gallon estimates exclude related taxes on fuel

# Young Fleet is Fuel Efficient


% Change in Consumption per ASM vs. 1998
0%
(5)%
(10)%
(15)%
(20)%
(25)%
(5.8)%
(10.5)%
(15.2)%
(18.7)%
(19.4)%
(21.0)%
1999
2000
2001
2002
2003
2004E

# Long Term Infrastructure Projects Financed

- 247 New Boeing Aircraft (1997-2004), $10.1 Billion at effective interest rate of approximately 6.2%
- Newark Liberty Global Gateway, $978 Million at 6.60%
- Houston Terminals B/C/E, $559 Million at 6.63%
- Cleveland Terminal D, $75 Million at 5.59%

## Cash Capital Expenditures



$663
$700
$600
$500
$400
$300
$200
$100
$0
$Millions
$593
$393
$337
$153
$115
$145
ExpressJet
Continental
2001
2002
2003
2004E

Cash Capex includes fleet net of purchase deposits, non-fleet items, rotable parts and capitalized interest.

# 2004 Pension Funding Options



Estimated Funding Contributions
$300
$200
$100
$0
($Millions)
$245
$17
$0
90% Current Liability Status*
Minimum Required without DRC Relief
Minimum Required with DRC Relief

*Using the 4-year weighted moving average of the composite corporate bond rate

# Liquidity Remains Strong



$1.8
$1.5
$1.2
$0.9
$0.6
$0.3
$0.0
($Billions)
$1.5
$1.4
$1.4
$1.5-$1.6
30-Sep 2003
31-Dec 2003
31-Mar 2004
30-Jun 2004E
Continental
ExpressJet

Includes cash and short-term investments, excludes restricted cash

# $900M of Cost Savings Is Not Enough in Current Revenue & Fuel Environment



Revenue Generating/Cost Saving Initiatives
Pre-Tax Net Benefit ($Millions)
$1,000
$800
$600
$400
$200
$0
$400
$900
Target
$500
2003 Run Rate
2003
2004E

Consolidated company data reflected for 2003

# Distribution Costs Reduced Through continental.com


Continental Airlines
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# Non-GAAP to GAAP Reconciliations

# Non-GAAP to GAAP Reconciliation

First Quarter 2004 Consolidated Income / (Loss) before Income Taxes and Minority Interest (Pre-Tax Profit/(Loss)) per Available Seat Mile (ASM):

| ($Millions) | LUV | AMR | CAL | NWAC | UAL | UAIR | DAL | Industry |
|---|---|---|---|---|---|---|---|---|
| Pre-Tax Profit/(Loss): | | | | | | | | |
| GAAP | $ 41 | $ (166) | $ (193) | $ (223) | $ (329) | $ (177) | $ (383) | $ (1,445) |
| Special Items Excluded | 18 | - | 55 | - | (47) | 12 | - | 38 |
| Non-GAAP | $ 59 | $ (166) | $ (138) | $ (223) | $ (376) | $ (165) | $ (383) | $ (1,407) |
| ASMs - Mainline (Millions) | 18,932 | 42,597 | 20,270 | 21,891 | 34,910 | 12,933 | 30,437 | 181,485 |
| Pre-Tax Profit/(Loss) per ASM: | | | | | | | | |
| GAAP (cents) | 0.22 | (0.39) | (0.95) | (1.02) | (0.94) | (1.36) | (1.26) | (0.81) |
| Non-GAAP (cents) | 0.32 | (0.39) | (0.68) | (1.02) | (1.08) | (1.27) | (1.26) | (0.78) |

# Non-GAAP to GAAP Reconciliation

Last Twelve Months 1Q04 Consolidated Income / (Loss) before Income Taxes and Minority Interest (Pre-Tax Profit/(Loss)) per Available Seat Mile (ASM):

| ($Millions) | LUV | CAL | AMR | NWAC | UAIR | UAL | DAL | Industry |
|---|---|---|---|---|---|---|---|---|
| Pre-Tax Profit/(Loss): | | | | | | | | |
| GAAP | $ 710 | $ 322 | $ (491) | $ 421 | $ (341) | $ (370) | $ (1,069) | $ (1,252) |
| Special Items Excluded | 13 | (240) | 191 | (670) | 107 | 30 | (102) | (732) |
| Non-GAAP | $ 723 | $ 82 | $ (300) | $ (249) | $ (234) | $ (340) | $ (1,171) | $ (1,984) |
| ASMs - Mainline (Millions) | 72,779 | 79,579 | 167,211 | 87,399 | 52,917 | 136,972 | 120,316 | 716,987 |
| Pre-Tax Profit/(Loss) per ASM: | | | | | | | | |
| GAAP (cents) | 0.98 | 0.40 | (0.28) | 0.48 | (0.65) | (0.84) | (0.88) | (0.17) |
| Non-GAAP (cents) | 1.00 | 0.10 | (0.18) | (0.28) | (0.45) | (0.82) | (0.97) | (0.28) |

# Non-GAAP to GAAP Reconciliation

First Quarter Length of Haul Adjusted Revenue per Available Seat Mile (RASM):

*RASM formula: Yield * Load Factor*

*Length of Haul (LOH) formula: (Revenue Passenger Miles (RPMs) / Enplanements) * 1000.*

*LOH Adjusted RASM formula: RASM * (Carrier's LOH / CAL's LOH) ^0.5*

| | Yield (cents) | Load Factor% | RASM (cents) | RPMs (Millions) | Enplanements (Thousands) | LOH | LOH Adjusted RASM |
|---|---|---|---|---|---|---|---|
| CAL | 11.78 | 72.6% | 8.55 | 14,713 | 9,735 | 1,511 | 8.55 |
| UAL | 10.86 | 75.3% | 8.17 | 26,277 | 15,923 | 1,650 | 8.54 |
| NWAC | 11.75 | 76.5% | 8.99 | 16,706 | 12,512 | 1,335 | 8.45 |
| AMR | 12.14 | 71.1% | 8.63 | 30,290 | 21,562 | 1,405 | 8.32 |
| UAIR | 13.27 | 70.2% | 9.32 | 9,119 | 9,852 | 926 | 7.29 |
| DAL | 11.73 | 71.6% | 8.39 | 21,814 | 20,221 | 1,079 | 7.09 |
| LUV | 12.11 | 64.2% | 7.77 | 11,792 | 18,191 | 648 | 5.09 |
| Industry | 11.77 | 72.2% | 8.50 | 130,710 | 107,996 | 1,210 | 7.61 |

Source: Company reports

# Non-GAAP to GAAP Reconciliation

CASM Holding Fuel Rate Constant to the Prior Year ("CASM HFRC") – Mainline Jet:
*Operating Cost per ASM, adjusting average fuel price per gallon for the period to equal the average fuel price per gallon for the corresponding period in the prior year). Note: All amounts are for the mainline jet segment.*

| *(Millions)* | 2003 | 2002 | 2001 |
|---|---|---|---|
| Operating Expenses - GAAP | $7,334 | $7,640 | $7,792 |
| Adjustment for Fuel Rate | (216) | 99 | 74 |
| Operating Expenses HFRC – Non-GAAP | $7,118 | $7,739 | $7,866 |
| Special Items Excluded | 73 | (251) | 301 |
| Operating Expenses HFRC Excluding Special Items - Non-GAAP | $7,191 | $7,488 | $8,167 |
| | | | |
| CASM HFRC (cents) – Non-GAAP | 9.08 | 9.65 | 9.31 |
| CASM HFRC Excluding Special Items* (cents) – Non-GAAP | 9.17 | 9.34 | 9.67 |
| Corresponding Prior Year Period | | | |
| CASM Excluding Special Items (cents) – Non-GAAP | 9.22 | 9.58 | 9.68 |

# Continental Airlines

- Industry Continues to Face Intense Challenges

Continental Tradition Continues:

  - Clean, Safe, Reliable Transportation
  - Outstanding Employee Relations
  - Focus on Long-Term


Continental